UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21400

Eaton Vance Tax-Advantaged Dividend Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Tax-Advantaged Dividend Income Fund (EVT)

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.1450 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2020

Eaton Vance

Tax-Advantaged Dividend Income Fund

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began November 1, 2019, included some of the best and worst U.S. equity performances in over a decade.

The period began with stocks rallying in the closing months of 2019, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest-rate reductions by the U.S. Federal Reserve (the Fed).

In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets, along with credit markets, plunged in value amid unprecedented volatility.

In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%- 0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These moves helped calm the markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street. In the final two months of the period, coronavirus cases were on the rise in most U.S. states. Of the 22 million jobs lost in the early months of the pandemic, only about half had returned, and over 20 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and laid-off workers, most U.S. stock indexes reported negative returns in September and October.

For the period as a whole, largely positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 9.71%; the blue-chip Dow Jones Industrial Average® returned 0.34%; and the technology-laden Nasdaq Composite Index returned 32.84%. Large-cap U.S. stocks, as measured by the S&P 500® Index and Russell 1000® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks significantly outpaced value stocks, which were in negative territory in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) returned -6.13% at net asset value of its common shares (NAV), outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned -7.57%.

The Fund’s common stock allocation outperformed the Index during the period and was the largest contributor to Fund performance relative to the Index. Within the common stock allocation, stock selections in the financials, information technology (IT), and real estate sectors contributed to returns relative to the Index during the period.

In financials, the Fund’s overweight position, relative to the Index, in Truist Financial Corporation (Truist) — the bank created by the merger of BB&T and SunTrust Banks in December 2019 — helped performance relative to the Index. The bulk of the Fund’s position was purchased when bank stock prices in general sank to attractive valuations at the depths of the pandemic downturn. The Fund benefited when Truist’s stock price appreciated during the subsequent market rally due, in part, to expected business synergies from the 2019 merger.

In IT, the Fund’s out-of-Index position in computer and cell phone hardware and services firm Apple, Inc. (Apple) contributed to performance relative to the Index. Heading into 2020, there was concern that market saturation might leave little room for strong Apple hardware sales to continue. Apple’s stock price rose, however, as sales proved sustainable during the pandemic, and as Apple TV and other services delivered increased revenue as consumers spent more time at home.

The Fund’s preferred securities allocation — preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and notes with preferred characteristics — outperformed the Index and, thus, contributed to Fund performance relative to the Index as well.

The Fund’s preferred allocation, however, underperformed the overall preferred market, as measured by the ICE BofA Fixed Rate Preferred Securities Index (the Preferred Index). An overweight exposure to energy company securities, relative to the Preferred Index, detracted from Fund performance when trade and travel declined precipitously around the world during the global pandemic, as the energy sector was one of the hardest-hit areas of the market as demand for fuel plummeted.

Detractors from performance relative to the Index included stock selections in the industrials, health care, and energy sectors of the Fund’s common stock allocation. The Fund’s overweight position in Hexcel Corp., a manufacturer of carbon fiber material used in jetliner wings and fuselages, hurt performance relative to the Index in the industrials sector. The stock declined in value as airlines canceled or delayed aircraft orders after air travel worldwide ground to a near halt during the pandemic.

The Fund’s use of leverage also detracted from performance relative to the Index, which does not employ leverage. Leverage had the effect of magnifying the Fund’s overall negative absolute performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Performance2,3

Portfolio Managers Edward J. Perkin, CFA, Michael A. Allison, CFA, John H. Croft, CFA, Aaron S. Dunn, CFA and Bradley Galko, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	09/30/2003	–6.13%	7.57%	9.99%
Fund at Market Price	—	–18.36	7.05	9.47

Russell 1000® Value Index	—	–7.57%	5.82%	9.47%
ICE BofA Fixed Rate Preferred Securities Index	—	4.03	5.77	6.36
Blended Index	—	–3.98	5.98	8.69

% Premium/Discount to NAV[4]

				–10.85%

Distributions[5]

Total Distributions per share for the period				$1.740
Distribution Rate at NAV				8.28%
Distribution Rate at Market Price				9.29%

% Total Leverage[6]

Borrowings				22.45%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)

Top 10 Holdings (% of total investments)7

JPMorgan Chase & Co.	2.6%

Johnson & Johnson	2.6

Verizon Communications, Inc.	2.5

Medtronic PLC	2.1

Alphabet, Inc., Class C	2.1

NextEra Energy, Inc.	2.0

Walmart, Inc.	2.0

Walt Disney Co. (The)	1.9

Bank of America Corp.	1.8

Edison International	1.6

Total	21.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 70% Russell 1000® Value Index and 30% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

Important Notice to Shareholders

Effective February 3, 2020, the Fund is managed by Edward J. Perkin, Michael A. Allison, John H. Croft, Aaron S. Dunn and Bradley Galko.

Effective March 24, 2020, the Fund may invest up to 10% of its total assets in exchange-traded funds (“ETFs”) that invest primarily in common and/or preferred stocks.

On August 13, 2020, the Board of Trustees of the Fund amended and restated the Fund’s By-Laws (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to protect the interests of the Fund and its shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic hedge funds or other activist

5

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Endnotes and Additional Disclosures — continued

investors. The Control Share Provisions do not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, they entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares. Subject to various conditions and exceptions, the Amended and Restated By-Laws define a “Control Share Acquisition” to include an acquisition of Fund shares that, but for the Control Share Provisions, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Fund Trustees in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Share acquisitions prior to August 13, 2020 are excluded from the definition of Control Share Acquisition. This discussion is only a high-level summary of certain aspects of the Control Share Provisions, and is qualified in its entirety by reference to the full Amended and Restated By-Laws. The Amended and Restated By-Laws were filed by the Fund on Form 8-K with the Securities and Exchange Commission and are available at sec.gov.

6

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Portfolio of Investments

Common Stocks — 94.6%
Security	Shares	Value

Aerospace & Defense — 3.1%

Hexcel Corp.	508,164	$17,013,331

Huntington Ingalls Industries, Inc.	138,421	20,414,329

Textron, Inc.	278,161	9,958,164

		$47,385,824

Banks — 10.8%

Bank of America Corp.	1,468,603	$34,805,891

JPMorgan Chase & Co.(1)	528,940	51,857,278

KeyCorp.	1,307,303	16,968,793

PNC Financial Services Group, Inc. (The)	281,037	31,442,419

Sterling Bancorp	504,397	6,748,832

Truist Financial Corp.	606,336	25,538,872

		$167,362,085

Beverages — 2.3%

Constellation Brands, Inc., Class A	87,733	$14,496,123

PepsiCo, Inc.	155,879	20,777,112

		$35,273,235

Biotechnology — 0.5%

Neurocrine Biosciences, Inc.(2)	79,828	$7,876,629

		$7,876,629

Building Products — 1.9%

A.O. Smith Corp.	221,893	$11,469,649

Johnson Controls International PLC	436,117	18,408,499

		$29,878,148

Capital Markets — 3.9%

Charles Schwab Corp. (The)	206,260	$8,479,349

Goldman Sachs Group, Inc. (The)(1)	115,138	21,765,687

Raymond James Financial, Inc.	183,850	14,053,494

S&P Global, Inc.	49,025	15,821,838

		$60,120,368

Communications Equipment — 1.4%

Cisco Systems, Inc.	603,227	$21,655,849

		$21,655,849

Construction & Engineering — 0.0%

Abengoa S.A., Class A(2)(3)	571,132	$0

Abengoa S.A., Class B(2)(3)	5,905,644	0

		$0

Security	Shares	Value

Containers & Packaging — 2.6%

Ball Corp.(1)	178,956	$15,927,084

Packaging Corp. of America	213,388	24,430,792

		$40,357,876

Diversified Telecommunication Services — 3.2%

Verizon Communications, Inc.(1)	857,549	$48,871,717

		$48,871,717

Electric Utilities — 4.7%

Edison International	579,378	$32,468,343

NextEra Energy, Inc.	554,500	40,594,945

		$73,063,288

Electrical Equipment — 1.6%

Eaton Corp. PLC	242,310	$25,149,355

		$25,149,355

Entertainment — 2.4%

Walt Disney Co. (The)	306,565	$37,171,006

		$37,171,006

Equity Real Estate Investment Trusts (REITs) — 3.9%

Cousins Properties, Inc.	438,439	$11,171,426

CubeSmart	412,624	14,000,332

EastGroup Properties, Inc.	95,696	12,735,224

Mid-America Apartment Communities, Inc.	192,694	22,473,901

		$60,380,883

Food & Staples Retailing — 2.6%

Walmart, Inc.(1)	284,128	$39,422,760

		$39,422,760

Food Products — 2.2%

General Mills, Inc.	120,731	$7,137,617

Mondelez International, Inc., Class A	512,772	27,238,448

		$34,376,065

Health Care Equipment & Supplies — 5.2%

Abbott Laboratories	191,593	$20,138,340

Baxter International, Inc.	116,485	9,035,741

Boston Scientific Corp.(2)	234,655	8,041,627

Medtronic PLC	421,275	42,367,627

		$79,583,335

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 0.5%

Starbucks Corp.	96,604	$8,400,684

		$8,400,684

Household Durables — 0.6%

D.R. Horton, Inc.	144,842	$9,676,894

		$9,676,894

Insurance — 4.6%

Allstate Corp. (The)	152,895	$13,569,431

American International Group, Inc.	529,726	16,681,072

Arch Capital Group, Ltd.(2)	403,300	12,183,693

Reinsurance Group of America, Inc.	113,823	11,498,400

Travelers Cos., Inc. (The)	140,361	16,942,976

		$70,875,572

Interactive Media & Services — 2.7%

Alphabet, Inc., Class C(2)	25,361	$41,110,435

		$41,110,435

IT Services — 4.8%

Cognizant Technology Solutions Corp., Class A	347,627	$24,827,520

Euronet Worldwide, Inc.(2)	188,832	16,775,835

Fidelity National Information Services, Inc.(1)	259,516	32,333,099

		$73,936,454

Life Sciences Tools & Services — 0.8%

Thermo Fisher Scientific, Inc.	27,639	$13,076,564

		$13,076,564

Machinery — 4.7%

Caterpillar, Inc.	61,877	$9,717,783

Ingersoll Rand, Inc.(2)	484,566	16,930,736

Parker-Hannifin Corp.	88,437	18,426,733

Stanley Black & Decker, Inc.	163,087	27,105,060

		$72,180,312

Media — 1.1%

Fox Corp., Class A(1)	648,232	$17,191,113

		$17,191,113

Metals & Mining — 1.2%

Steel Dynamics, Inc.	592,471	$18,650,987

		$18,650,987

Security	Shares	Value

Multi-Utilities — 3.1%

CMS Energy Corp.	437,287	$27,693,386

Sempra Energy	155,751	19,524,945

		$47,218,331

Oil, Gas & Consumable Fuels — 4.5%

Chevron Corp.(1)	335,655	$23,328,023

ConocoPhillips	601,839	17,224,632

EOG Resources, Inc.	517,479	17,718,481

Phillips 66	245,847	11,471,221

		$69,742,357

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	60,964	$13,391,352

		$13,391,352

Pharmaceuticals — 7.0%

GlaxoSmithKline PLC ADR(1)	59,792	$1,998,249

Johnson & Johnson	371,557	50,944,180

Royalty Pharma PLC, Class A	173,962	6,384,405

Sanofi	224,225	20,246,024

Zoetis, Inc.	181,489	28,775,081

		$108,347,939

Road & Rail — 0.7%

CSX Corp.	131,183	$10,355,586

		$10,355,586

Semiconductors & Semiconductor Equipment — 0.6%

QUALCOMM, Inc.	74,970	$9,248,299

		$9,248,299

Software — 0.4%

VMware, Inc., Class A(2)	51,371	$6,612,989

		$6,612,989

Specialty Retail — 3.0%

Best Buy Co., Inc.(1)	120,493	$13,440,994

Lowe’s Cos., Inc.	116,094	18,354,462

TJX Cos., Inc. (The)	145,581	7,395,515

Tractor Supply Co.	54,254	7,227,175

		$46,418,146

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 0.7%

Apple, Inc.	59,265	$6,451,588

HP, Inc.	264,165	4,744,403

		$11,195,991

Textiles, Apparel & Luxury Goods — 0.4%

Ralph Lauren Corp.(1)	80,341	$5,370,796

		$5,370,796

Total Common Stocks (identified cost $1,308,334,991)		$1,460,929,224

Preferred Stocks — 9.1%
Security	Shares	Value

Banks — 2.5%

AgriBank FCB, 6.875% to 1/1/24(4)	92,513	$10,037,660

CoBank ACB, Series F, 6.25% to 10/1/22(4)	78,033	8,193,465

Farm Credit Bank of Texas, 6.75% to 9/15/23(4)(5)	13,800	1,490,400

Huntington Bancshares, Inc., Series D, 6.25%	165,750	4,246,515

Texas Capital Bancshares, Inc., 6.50%	116,777	2,968,471

Wells Fargo & Co., Series AA, 4.70%	277,000	6,841,900

Wells Fargo & Co., Series Z, 4.75%	220,370	5,504,843

		$39,283,254

Capital Markets — 0.2%

Affiliated Managers Group, Inc., 4.75%	102,850	$2,672,043

		$2,672,043

Electric Utilities — 1.1%

SCE Trust III, Series H, 5.75% to 3/15/24(4)	479,000	$10,585,900

Southern Co. (The), 4.95%	258,000	6,806,040

		$17,391,940

Equity Real Estate Investment Trusts (REITs) — 0.5%

SITE Centers Corp., Series A, 6.375%	250,625	$6,115,250

SITE Centers Corp., Series K, 6.25%	41,325	991,387

Vornado Realty Trust, Series K, 5.70%	48,116	1,184,616

		$8,291,253

Food Products — 0.9%

Dairy Farmers of America, Inc., 7.875%(5)	94,450	$8,500,500

Ocean Spray Cranberries, Inc., Series A, 6.25%(5)	57,835	4,756,929

		$13,257,429

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.2%

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(4)	120,475	$3,236,260

		$3,236,260

Insurance — 1.4%

American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(4)	350,765	$9,140,936

Athene Holding, Ltd., Series C, 6.375% to 6/30/25(4)	444,000	11,943,600

		$21,084,536

Oil, Gas & Consumable Fuels — 0.8%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(4)	733,275	$12,135,701

		$12,135,701

Pipelines — 0.4%

Energy Transfer Operating, L.P., Series C, 7.375% to 5/15/23(4)	210,000	$3,840,900

Energy Transfer Operating, L.P., Series E, 7.60% to 5/15/24(4)	108,840	2,116,938

		$5,957,838

Real Estate Management & Development — 1.1%

Brookfield Property Partners, L.P., Series A, 5.75%	407,092	$7,897,585

Brookfield Property Partners, L.P., Series A-1, 6.50%	185,075	3,864,366

Brookfield Property Partners, L.P., Series A2, 6.375%	242,352	4,895,510

		$16,657,461

Total Preferred Stocks (identified cost $151,216,900)		$139,967,715

Corporate Bonds & Notes — 19.3%
Security	Principal Amount (000’s omitted)	Value

Automobiles — 0.3%

General Motors Financial Co., Inc., Series C, 5.70% to 9/30/30(4)(6)	$3,887	$4,032,763

		$4,032,763

Banks — 9.1%

Banco Mercantil del Norte S.A./Grand Cayman, 7.50% to 6/27/29(4)(5)(6)	$4,421	$4,372,104

Banco Mercantil del Norte S.A./Grand Cayman, 7.625% to 1/10/28(4)(5)(6)	2,101	2,101,000

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Banks (continued)

Banco Mercantil del Norte S.A./Grand Cayman, 8.375% to 10/14/30(4)(5)(6)	$2,300	$2,444,348

Bank of New York Mellon Corp. (The), Series G, 4.70% to 9/20/25(4)(6)	2,747	2,946,157

Barclays PLC, 6.125% to 12/15/25(4)(6)	5,000	5,099,419

Barclays PLC, 7.875% to 3/15/22(4)(6)(7)	6,393	6,612,280

Citigroup, Inc., 5.95% to 1/30/23(4)(6)	3,850	3,996,216

Citigroup, Inc., Series M, 6.30% to 5/15/24(4)(6)	12,050	12,516,937

Comerica, Inc., 5.625% to 7/1/25(4)(6)	5,553	5,941,711

Credit Suisse Group AG, 7.50% to 7/17/23(4)(5)(6)	10,607	11,270,044

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(4)(5)(6)	5,827	5,831,749

HSBC Holdings PLC, 6.375% to 9/17/24(4)(6)	2,376	2,450,381

HSBC Holdings PLC, 6.875% to 6/1/21(4)(6)	8,429	8,554,467

Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(4)(6)	5,549	6,221,816

ING Groep NV, 6.50% to 4/16/25(4)(6)	4,900	5,206,250

JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(4)(6)	12,014	12,645,669

Lloyds Banking Group PLC, 7.50% to 6/27/24(4)(6)	11,145	11,782,717

Natwest Group PLC, 6.00% to 12/29/25(4)(6)	3,129	3,245,399

Natwest Group PLC, 8.00% to 8/10/25(4)(6)	8,348	9,363,117

Regions Financial Corp., Series D, 5.75% to 6/15/25(4)(6)	2,833	3,041,934

Standard Chartered PLC, 6.00% to 7/26/25(4)(5)(6)	5,938	6,116,140

Truist Financial Corp., Series P, 4.95% to 9/1/25(4)(6)	2,775	2,948,437

Truist Financial Corp., Series Q, 5.10% to 3/1/30(4)(6)	3,445	3,778,510

Zions Bancorp NA, 5.80% to 6/15/23(4)(6)	2,743	2,655,197

		$141,141,999

Capital Markets — 2.0%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(4)	$5,450	$4,324,057

Morgan Stanley, Series J, 4.047% to 1/15/21(4)(6)	11,100	10,893,625

UBS Group AG, 6.875% to 8/7/25(4)(6)(7)	13,656	15,111,047

		$30,328,729

Diversified Financial Services — 0.6%

Discover Financial Services, Series D, 6.125% to 6/23/25(4)(6)	$4,538	$4,903,309

Textron Financial Corp., 2.015%, (3 mo. USD LIBOR + 1.735%), 2/15/67(5)(8)	3,129	2,179,974

Unifin Financiera SAB de CV, 7.375%, 2/12/26(5)	2,410	1,928,024

		$9,011,307

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 1.8%

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(4)	$5,475	$6,073,116

NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, 5/1/79(4)	6,305	7,121,696

Sempra Energy, 4.875% to 10/15/25(4)(6)	10,520	10,967,100

Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(4)	4,320	4,442,668

		$28,604,580

Food Products — 1.1%

Land O’ Lakes, Inc., 8.00%(5)(6)	$17,300	$17,213,500

		$17,213,500

Gas Utilities — 0.6%

NiSource, Inc., 5.65% to 6/15/23(4)(6)	$9,015	$9,019,417

		$9,019,417

Insurance — 0.7%

QBE Insurance Group, Ltd., 5.875% to 5/12/25(4)(5)(6)	$9,824	$10,511,680

		$10,511,680

Multi-Utilities — 1.1%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(4)(6)	$11,713	$11,856,830

Dominion Resources, Inc., 5.75% to 10/1/24, 10/1/54(4)	4,430	4,792,761

		$16,649,591

Oil, Gas & Consumable Fuels — 1.7%

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(4)(6)	$11,560	$7,522,185

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(4)(6)	17,965	7,635,125

Gran Tierra Energy, Inc., 7.75%, 5/23/27(5)	6,670	2,184,492

Odebrecht Oil & Gas Finance, Ltd., 0.00%(5)(6)	1	2

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(4)(6)	14,630	9,052,312

		$26,394,116

Pipelines — 0.3%

Energy Transfer Operating, L.P., Series B, 6.625% to 2/15/28(4)(6)	$6,395	$4,551,609

		$4,551,609

Total Corporate Bonds & Notes (identified cost $310,093,916)		$297,459,291

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Portfolio of Investments — continued

Exchange-Traded Funds — 4.1%
Security	Shares	Value

Equity Funds — 4.1%

First Trust Preferred Securities and Income ETF	1,675,563	$32,120,543

iShares Preferred & Income Securities ETF	869,561	31,495,499

Total Exchange-Traded Funds (identified cost $63,381,841)		$63,616,042

Short-Term Investments — 1.6%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(9)	24,994,027	$24,994,027

Total Short-Term Investments (identified cost $24,994,027)		$24,994,027

Total Investments — 128.7%(10) (identified cost $1,858,021,675)		$1,986,966,299

Other Assets, Less Liabilities — (28.7)%		$(442,812,015)

Net Assets — 100.0%		$1,544,154,284

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

All or a portion of this security was on loan at October 31, 2020 pursuant to the Liquidity Agreement (see Note 7). The aggregate market value of securities on loan at October 31, 2020 was $198,289,336.

(2)	Non-income producing security.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(4)	Security converts to variable rate after the indicated fixed-rate coupon period.

(5)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $80,900,886 or 5.2% of the Fund’s net assets.

(6)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(7)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of these securities is $21,723,327 or 1.4% of the Fund’s net assets.

(8)	Variable rate security. The stated dividend/interest rate represents the rate in effect at October 31, 2020.

(9)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

(10)	The Fund has granted a security interest in all the Fund’s investments, unless otherwise pledged, in connection with the Liquidity Agreement (see Note 7).

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	87.3%	$1,735,402,187

United Kingdom	3.1	61,606,574

Ireland	1.5	29,473,412

Switzerland	1.3	26,381,091

France	1.0	20,246,024

Bermuda	0.6	12,183,693

Canada	0.6	11,493,868

Mexico	0.6	10,845,476

Australia	0.5	10,511,680

Netherlands	0.3	5,206,250

Brazil	0.0 (1)	2

Spain	0.0	—

Exchange-Traded Funds	3.2	63,616,042

Total Investments	100.0%	$1,986,966,299

(1)	Amount is less than 0.05%.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	2,821,281	USD	3,344,979	State Street Bank and Trust Company	11/30/20	$—	$(57,219)

USD	7,313,156	EUR	6,175,525	State Street Bank and Trust Company	11/30/20	116,550	—

						$116,550	$(57,219)

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Portfolio of Investments — continued

Abbreviations:

ADR	–	American Depositary Receipt

EUR	–	Euro

LIBOR	–	London Interbank Offered Rate

USD	–	United States Dollar

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value including $198,289,336 of securities on loan (identified cost, $1,833,027,648)	$1,961,972,272

Affiliated investment, at value (identified cost, $24,994,027)	24,994,027

Dividends and interest receivable	7,344,274

Dividends receivable from affiliated investment	1,004

Receivable for investments sold	24,170,213

Receivable for open forward foreign currency exchange contracts	116,550

Tax reclaims receivable	344,033

Total assets	$2,018,942,373

Liabilities

Liquidity Agreement borrowings	$447,000,000

Payable for investments purchased	25,652,176

Payable for open forward foreign currency exchange contracts	57,219

Payable to affiliates:

Investment adviser fee	1,465,975

Trustees’ fees	8,753

Accrued expenses	603,966

Total liabilities	$474,788,089

Net Assets	$1,544,154,284

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 73,507,574 shares issued and outstanding	$735,076

Additional paid-in capital	1,398,490,940

Distributable earnings	144,928,268

Net Assets	$1,544,154,284

Net Asset Value

($1,544,154,284 ÷ 73,507,574 common shares issued and outstanding)	$21.01

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Dividends (net of foreign taxes, $123,599)	$49,537,108

Interest (net of foreign taxes, $4,103)	21,925,136

Dividends from affiliated investment	93,865

Total investment income	$71,556,109

Expenses

Investment adviser fee	$17,488,398

Trustees’ fees and expenses	106,501

Custodian fee	440,470

Transfer and dividend disbursing agent fees	18,941

Legal and accounting services	250,605

Printing and postage	520,869

Interest expense and fees	6,871,388

Miscellaneous	143,355

Total expenses	$25,840,527

Net investment income	$45,715,582

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$96,427,427

Investment transactions — affiliated investment	1,990

Proceeds from securities litigation settlements	234,787

Foreign currency transactions	2,120

Forward foreign currency exchange contracts	(417,336)

Net realized gain	$96,248,988

Change in unrealized appreciation (depreciation) —

Investments	$(259,702,726)

Investments — affiliated investment	(724)

Foreign currency	23,584

Forward foreign currency exchange contracts	88,698

Net change in unrealized appreciation (depreciation)	$(259,591,168)

Net realized and unrealized loss	$(163,342,180)

Net decrease in net assets from operations	$(117,626,598)

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$45,715,582	$42,105,593

Net realized gain	96,248,988	77,852,799

Net change in unrealized appreciation (depreciation)	(259,591,168)	131,520,504

Net increase (decrease) in net assets from operations	$(117,626,598)	$251,478,896

Distributions to shareholders	$(127,850,524)	$(126,986,981)

Capital share transactions —

Proceeds from shelf offering, net of offering costs (see Note 5)	$3,726,523	$6,106,101

Reinvestment of distributions to shareholders	1,528,482	3,324,235

Net increase in net assets from capital share transactions	$5,255,005	$9,430,336

Net increase (decrease) in net assets	$(240,222,117)	$133,922,251

Net Assets

At beginning of year	$1,784,376,401	$1,650,454,150

At end of year	$1,544,154,284	$1,784,376,401

15	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2020

Net decrease in net assets from operations	$(117,626,598)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Investments purchased	(1,084,801,525)

Investments sold	1,166,983,890

Increase in short-term investments, net	(8,280,804)

Net amortization/accretion of premium (discount)	393,893

Decrease in dividends and interest receivable	450,486

Decrease in dividends receivable from affiliated investment	31,669

Increase in receivable for open forward foreign currency exchange contracts	(116,550)

Decrease in receivable from the transfer agent	477,697

Increase in tax reclaims receivable	(21,707)

Increase in payable for open forward foreign currency exchange contracts	27,852

Decrease in payable to affiliate for investment adviser fee	(110,684)

Decrease in payable to affiliate for Trustees’ fees	(270)

Increase in accrued expenses	89,160

Net change in unrealized (appreciation) depreciation from investments	259,703,450

Net realized gain from investments	(96,429,417)

Net cash provided by operating activities	$120,770,542

Cash Flows From Financing Activities

Cash distributions paid	$(126,322,042)

Proceeds from shelf offering, net of offering costs	3,954,737

Proceeds from Liquidity Agreement borrowings	447,000,000

Repayments of notes payable	(447,000,000)

Net cash used in financing activities	$(122,367,305)

Net decrease in cash	$(1,596,763)

Cash at beginning of year	$1,596,763

Cash at end of year	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:

Reinvestment of dividends and distributions	$1,528,482

Cash paid for interest and fees on borrowings	$6,686,015

16	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Financial Highlights

	Year Ended October 31,		Period Ended October 31, 2018(1)		Year Ended August 31,
	2020	2019			2018	2017	2016

Net asset value — Beginning of period	$24.340	$22.640	$24.250		$22.210	$21.610	$21.220

Income (Loss) From Operations

Net investment income(2)	$0.622	$0.577	$0.075		$0.562	$0.824	$0.743

Net realized and unrealized gain (loss)	(2.212)	2.862	(1.395)		3.218	1.516	1.387

Total income (loss) from operations	$(1.590)	$3.439	$(1.320)		$3.780	$2.340	$2.130

Less Distributions

From net investment income	$(0.591)	$(0.560)	$(0.214)		$(0.469)	$(0.863)	$(0.733)

From net realized gain	(1.149)	(1.180)	(0.076)		(1.271)	(0.877)	(1.007)

Total distributions	$(1.740)	$(1.740)	$(0.290)		$(1.740)	$(1.740)	$(1.740)

Premium from common shares sold through shelf offering (see Note 5)(2)	$0.000 (3)	$0.001	$—		$—	$—	$—

Net asset value — End of period	$21.010	$24.340	$22.640		$24.250	$22.210	$21.610

Market value — End of period	$18.730	$24.950	$22.170		$24.370	$21.730	$20.880

Total Investment Return on Net Asset Value(4)	(6.13)%	16.02%	(5.48	)%(5)	17.79%	11.57%	11.25%

Total Investment Return on Market Value(4)	(18.36)%	21.44%	(7.90	)%(5)	20.98%	12.97%	18.24%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,544,154	$1,784,376	$1,650,454		$1,767,150	$1,617,605	$1,573,697

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	1.17%	1.14%	1.14	%(6)	1.14%	1.16%	1.18%

Interest and fee expense	0.42%	0.81%	0.74	%(6)	0.61%	0.46%	0.29%

Total expenses	1.59%	1.95%	1.88	%(6)	1.75%	1.62%	1.47%

Net investment income	2.81%	2.51%	1.88	%(6)	2.41%	3.75%	3.53%

Portfolio Turnover	54%	49%	4	%(5)	58%	85%	91%

Senior Securities:

Total amount outstanding (in 000’s)	$447,000	$447,000	$447,000		$447,000	$447,000	$447,000

Asset coverage per $1,000(7)	$4,454	$4,992	$4,692		$4,953	$4,619	$4,521

(1)	For the two months ended October 31, 2018. Effective September 1, 2018, the fiscal year-end of the Fund changed from August 31 to October 31.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Annualized.

(7)

Calculated by subtracting the Fund’s total liabilities (not including the borrowings payable/notes payable) from the Fund’s total assets, and dividing the result by the borrowings payable/notes payable balance in thousands.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned

18

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$43,450,940	$40,906,954

Long-term capital gains	$84,399,584	$86,080,027

19

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$14,202,258

Net unrealized appreciation	$128,727,233

Other temporary differences	$1,998,777

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,858,263,314

Gross unrealized appreciation	$276,149,368

Gross unrealized depreciation	(147,446,383)

Net unrealized appreciation	$128,702,985

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 0.85% of the Fund’s average daily gross assets up to and including $1.5 billion, 0.83% over $1.5 billion up to and including $3 billion, and at reduced rates as daily gross assets exceed $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The fee reduction cannot be terminated without the consent of a majority of Trustees and a majority of shareholders. For the year ended October 31, 2020, the Fund’s investment adviser fee amounted to $17,488,398 or 0.84% of the Fund’s average daily gross assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,105,206,813 and $1,190,637,349, respectively, for the year ended October 31, 2020.

5  Common Shares of Beneficial Interest and Shelf Offering

Common shares issued by the Fund pursuant to its dividend reinvestment plan for the years ended October 31, 2020 and October 31, 2019 were 61,751 and 139,956, respectively.

Pursuant to a registration statement filed with and declared effective on July 31, 2019 by the SEC, the Fund is authorized to issue up to an additional 5,472,154 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Fund, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Fund’s net asset value per common share. During the years ended October 31, 2020 and October 31, 2019, the Fund sold 146,951 and 255,496 common shares, respectively, and received proceeds (net of offering costs) of $3,726,523 and $6,106,101, respectively, through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $28,531 for the year ended October 31, 2020 and $46,562 for the year ended October 31, 2019. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Fund’s shares and is entitled to receive a sales commission from the Fund of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Fund was informed that the sales commissions retained by EVD during the years ended October 31, 2020 and October 31, 2019 were $7,528 and $12,336, respectively.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not

20

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended October 31, 2020 and October 31, 2019.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. The Fund enters into forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $57,219. At October 31, 2020, there were no assets pledged by the Fund for such liability.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$116,550	$(57,219)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

21

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$116,550	$(57,219)	$—	$—	$59,331

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

State Street Bank and Trust Company	$(57,219)	$57,219	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(417,336)	$88,698

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2020, which is indicative of the volume of this derivative type, was approximately $6,279,000.

7  Liquidity Agreement

Effective August 28, 2020, the Fund entered into a Liquidity Agreement (the Agreement) with State Street Bank and Trust Company (SSBT) that allows the Fund to borrow or otherwise access up to $524 million through securities lending transactions, direct loans from SSBT or a combination of both. The Fund has granted to SSBT a security interest in all its cash, securities and other financial assets, unless otherwise pledged, to secure the payment and performance of its obligations under the Agreement. Pursuant to the terms of the Agreement, the Fund has made its securities available for securities lending transactions by SSBT acting as securities lending agent for the Fund. Securities lending transactions are required to be secured with cash collateral received from the securities borrowers equal at all times to at least 100%, 102% or 105% of the market value of the securities loaned, depending on the type of security. The market value of securities loaned is determined daily and any additional required collateral is delivered to SSBT on the next business day. The Fund is subject to the possible delay in the recovery of loaned securities. Pursuant to the Agreement, SSBT has provided indemnification to the Fund in the event of default by a securities borrower with respect to security loans. However, the Fund retains all risk of loss and gains associated with securities purchased using cash received as collateral for security loans. The Fund is entitled to receive from securities borrowers all substitute interest, dividends and other distributions paid with respect to the securities on loan. The Fund may instruct SSBT to recall a security on loan at any time. At October 31, 2020, the value of the securities loaned and the value of the cash collateral received by SSBT, which exceeded the value of the securities loaned, amounted to $198,289,336 and $202,436,890, respectively.

Interest on borrowings outstanding under the Agreement is charged at a rate equal to 1-month LIBOR plus 0.50%, payable monthly. SSBT retains all net fees that may arise in connection with securities lending transactions. If the value of securities available to lend falls below a prescribed level, the interest rate may be increased. If the Fund utilizes less than 50% of the commitment amount, it will be charged a monthly non-usage fee of 0.25% per annum on

22

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

the unused portion of the commitment. The Agreement may be terminated by either SSBT or the Fund upon 360 days’ prior written notice to the other party and after the second anniversary of the Agreement, by the Fund upon 90 days’ prior written notice to SSBT. If certain asset coverage and collateral requirements or other covenants are not met, the Agreement could be deemed in default and result in termination. At October 31, 2020, the Fund had borrowings outstanding under the Agreement of $447 million at an annual interest rate of 0.64%, which are shown as Liquidity Agreement borrowings on the Statement of Assets and Liabilities. The carrying amount of the borrowings at October 31, 2020 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2020.

Prior to August 28, 2020, the Fund had a Credit Agreement with another major financial institution that allowed it to borrow up to $524 million over a rolling 179 calendar day period. Interest was charged at a rate above 1-month LIBOR and was payable monthly. The Fund was charged a commitment fee of 0.30% per annum on the unused portion of the commitment if outstanding borrowings were less than 80% of the borrowing limit. For the year ended October 31, 2020, the aggregate average borrowings under the Agreement and Credit Agreement and the average interest rate (excluding fees) were $447 million and 1.53%, respectively.

8  Investments in Affiliated Funds

At October 31, 2020, the value of the Fund’s investment in affiliated funds was $24,994,027, which represents 1.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$16,711,957	$326,184,547	$(317,903,743)	$1,990	$(724)	$24,994,027	$93,865	24,994,027

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

At October 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Common Stocks

Communication Services	$144,344,271	$—	$—	$144,344,271

Consumer Discretionary	69,866,520	—	—	69,866,520

Consumer Staples	122,463,412	—	—	122,463,412

Energy	69,742,357	—	—	69,742,357

Financials	298,358,025	—	—	298,358,025

Health Care	188,638,443	20,246,024	—	208,884,467

Industrials	184,949,225	—	0	184,949,225

Information Technology	122,649,582	—	—	122,649,582

Materials	59,008,863	—	—	59,008,863

Real Estate	60,380,883	—	—	60,380,883

Utilities	120,281,619	—	—	120,281,619

Total Common Stocks	$1,440,683,200	$20,246,024 **	$0	$1,460,929,224

Preferred Stocks

Consumer Staples	$—	$13,257,429	$—	$13,257,429

Energy	18,093,539	—	—	18,093,539

Financials	43,318,308	19,721,525	—	63,039,833

Real Estate	24,948,714	—	—	24,948,714

Utilities	17,391,940	3,236,260	—	20,628,200

Total Preferred Stocks	$103,752,501	$36,215,214	$—	$139,967,715

Corporate Bonds & Notes	$—	$297,459,291	$—	$297,459,291

Exchange-Traded Funds	63,616,042	—	—	63,616,042

Short-Term Investments	—	24,994,027	—	24,994,027

Total Investments	$1,608,051,743	$378,914,556	$0	$1,986,966,299

Forward Foreign Currency Exchange Contracts	$—	$116,550	$—	$116,550

Total	$1,608,051,743	$379,031,106	$0	$1,987,082,849

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(57,219)	$—	$(57,219)

Total	$—	$(57,219)	$—	$(57,219)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended October 31, 2020 is not presented.

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and

24

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Notes to Financial Statements — continued

financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

11  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 10, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on October 29, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on January 7, 2021 and at any adjournments or postponements thereof.

25

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Dividend Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Dividend Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period ended October 31, 2020, for the period from September 1, 2018 to October 31, 2018, and for each of the three years in the period ended August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended October 31, 2020, for the period from September 1, 2018 to October 31, 2018, and for each of the three years in the period ended August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

26

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2020, the Fund designates approximately $48,575,609, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 87.80% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2020, $97,108,677 or, if subsequently determined to be different, the net capital gain of such year.

27

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 13, 2020. The following action was taken by the shareholders:

Proposal 1:  The election of Thomas E. Faust Jr., William H. Park, Keith Quinton and Scott E. Wennerholm as Class II Trustees of the Fund for a three-year term expiring in 2023.

Nominee for Trustee	Number of Shares[1]
	For	Withheld

Thomas E. Faust Jr.	61,811,806	2,890,220

William H. Park	61,741,530	2,960,496

Keith Quinton	61,749,445	2,952,581

Scott E. Wennerholm	61,769,448	2,932,578

[1]	Excludes fractional shares.

28

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 15, 2019. The following action was taken by the shareholders:

Item 1:  The election of Cynthia E. Frost, Valerie A. Mosley and Susan J. Sutherland as Class I Trustees of the Fund for a three-year term expiring in 2022.

Nominee for Trustee Elected by All Shareholders	Number of Shares[1]
	For	Withheld

Cynthia E. Frost	67,547,905	1,686,523

Valerie A. Mosley	67,492,935	1,741,494

Susan J. Sutherland	67,441,676	1,792,753

[1]	Excludes fractional shares

29

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

30

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Dividend Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

31

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Fund Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2023. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2021. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2022. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

32

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2023. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2021. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2023. Trustee since 2018.

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2021. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class I Trustee	Until 2022. Trustee since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class II Trustee	Until 2023. Trustee since 2016.

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Edward J. Perkin 1972	President	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

33

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

35

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2004    10.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner.

Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2019 and October31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/2019	10/31/20
Audit Fees	$61,688	$59,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,265	$11,755
All Other Fees(3)	$0	$0

Total	$77,953	$71,305

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the registrant by D&T for the registrant’s fiscal years ended October 31, 2019 and October 31, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/19	10/31/20
Registrant	$16,265	$11,755
Eaton Vance(1)	$59,903	$51,800

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Michael A. Allison, John H. Croft, Aaron S. Dunn, Bradley T. Galko and Edward J. Perkin comprise the investment team responsible for the overall management of the Fund’s investments.

Mr. Allison is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since December 2013. Mr. Croft is a Vice President of EVM and has been a portfolio manager of the Fund since March 2010. Mr. Dunn is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since December 2017. Mr. Galko is a Vice President of EVM, has been an equity analyst at EVM since 2013 and has been a portfolio manager of the Fund since February 2020. Mr. Perkin is a Vice President and Chief Investment Officer – Equity of EVM and has been a portfolio manager of the Fund since September 2014. Messrs. Allison, Croft and Perkin have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison(1)
Registered Investment Companies	17	$38,321.0		0	$0
Other Pooled Investment Vehicles	14	$26,775.0	(3)	0	$0
Other Accounts	1	$0.5		0	$0

John H. Croft(1)
Registered Investment Companies	9	$6,861.6		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	2	$12.6		0	$0

Aaron Dunn(2)
Registered Investment Companies	5	$4,652.7		0	$0
Other Pooled Investment Vehicles	2	$70.7		0	$0
Other Accounts	24	$1,608.1		0	$0

Bradley T. Galko(2)
Registered Investment Companies	5	$4,652.7		0	$0
Other Pooled Investment Vehicles	2	$70.7		0	$0
Other Accounts	24	$1,608.1		0	$0

Edward J. Perkin(2)
Registered Investment Companies	5	$4,652.7		0	$0
Other Pooled Investment Vehicles	2	$70.7		0	$0
Other Accounts	24	$1,608.1		0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(2)

This portfolio manager provides advisory services for certain of the “Other Accounts” on a nondiscretionary or model basis. For “Other Accounts” that are part of a wrap or model account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap or model account program. The assets managed may include assets advised on a nondiscretionary or model basis.

(3)

Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets in a registered investment company in the Eaton Vance family of funds and/or in a separate pooled investment vehicle sponsored by Eaton Vance which may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Michael A. Allison	$10,001 - $50,000
John H. Croft	None
Aaron S, Dunn	$1 - $10,000
Bradley T. Galko	None
Edward J. Perkin	$50,001 - $100,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not accrue any income or fees/compensation related to its securities lending activities during its most recent fiscal year. See Note 7 to financial statements in Item 1.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 21, 2020

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 21, 2020